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                                                                  Exhibit 10.3.2

                            SECOND AMENDMENT TO LEASE

     This SECOND AMENDMENT TO LEASE (the "Second Amendment") is entered into as of the 31st day of December, 2000, by and between FIRST SECURITY BANK, N.A., not in as individual capacity, but solely as Trustee under the Owner Trust Agreement dated as of October 21, 1998, as lessor ("Lessor") and GELTEX PHARMACEUTICALS, INC., a Delaware corporation, as lessee ("Lessee").

                                    RECITALS:

     A. Lessor and Lessee entered into that certain Lease Agreement dated as of October 21, 1998, as amended by First Amendment to Lease dated as of March 31, 1999 (as so amended, the "Lease"), pursuant to which Lessee leased from Lessor that certain property located in Waltham, Massachusetts, described in Schedule A annexed to the Lease, together with all Improvements thereon.

     B. Lessor and Lessee desire to modify certain terms and conditions of the Lease as set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. LEASE AMENDMENTS. Section 5 ("Definitions") of Schedule B ("Basic Rent") attached to the Lease is hereby amended:

     a. By inserting into said Section 5 of Schedule B to the Lease, immediately after the definition of "Adjusted LIBOR", the following:

          "GENZYME LIBOR MARGIN as determined at any date, means the "Applicable Margin" (as defined in the Genzyme Loan Agreement) deemed in effect on that date under the Genzyme Loan Agreement for "LIBOR Loans" (as defined in the Genzyme Loan Agreement).

          GENZYME LOAN AGREEMENT means that certain Amended and Restated Credit Agreement dated as of December 14, 2000 among Genzyme Corporation, the Subsidiary Guarantors party thereto, the Lenders party thereto, Fleet National Bank, as Administrative Agent, ABN AMRO Bank N.V., as Syndication Agent and First Union National Bank, as Documentation Agent, as amended by First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2001. The terms of the Genzyme Loan Agreement, to the extent that they relate to the determination of the LIBOR Rate under this Lease, are hereby incorporated into this Lease with the same force and effect as if they were set forth at length herein, such incorporation by reference being deemed to include this aforesaid Amended and Restated Credit Agreement dated as of December 14, 2000, as amended by the aforesaid First Amendment dated

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          as of June 30, 2001, but without regard to any subsequent amendment or termination thereof."

     b. By deleting from said Section 5 of Schedule B to the Lease the definition of "LIBOR Rate" contained therein and by substituting in its stead the following:

          "LIBOR RATE means, with respect to each applicable LIBOR Period, the sum of (i) the Adjusted LIBOR applicable for such LIBOR Period PLUS
          (ii) the LIBOR Rate Increment, as in effect from time to time. The LIBOR Interest Rate will be adjusted on each date when there is any change in the LIBOR Rate Increment."

     c. By inserting into said Section 5 of Schedule B to the Lease, immediately after the definition of "LIBOR Rate", the following:

          "LIBOR RATE INCREMENT", as determined as at any date, means the sum of
          (1) the Genzyme LIBOR Margin in effect at that date PLUS (2) 0.05% (0.0005)."

     2. NO OTHER MODIFICATIONS. Lessor and Lessee hereby acknowledge and agree that (1) except as provided in this Second Amendment and in the above-referenced First Amendment to Lease, the Lease has not been modified or amended and (2) the Lease has not been canceled, terminated, released, superseded or otherwise rendered of no force or effect. All prior negotiations and agreements by Lessor and Lessee with respect to the subject matter hereof are fully merged herein and superseded by the terms of this Second Amendment.

     3. CONFIRMATION AND RATIFICATION. The Lease, as hereby amended, is hereby ratified and confirmed by Lessor and Lessee, and every provision, covenant, condition, obligation, right, term and power contained in and under the Lease, as hereby amended, shall continue in full force and effect.

     4.   COUNTERPARTS. This Second Amendment may be executed in counterparts.

     5. GOVERNING LAW. This Second Amendment shall be governed by the laws of The Commonwealth of Massachusetts.

     6. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding on the successors and assigns of each of Lessor and Lessee.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the day and year first above written.


                                LESSEE:

                                GELTEX PHARMACEUTICALS, INC.


                                By: /s/ Evan M. Lebson
                                   -------------------------------------
                                   Name: Evan M. Lebson
                                   Title: Assistant Treasurer



                                LESSOR:

                                FARGO BANK NORTHWEST, N.A.
                                           AS TRUSTEE F/K/A
                                FIRST SECURITY BANK, N.A., not in its individual capacity, but solely as Trustee under the Owner Trust Agreement dated as of October 21, 1998


                                By: /s/ Val T. Orton
                                   -------------------------------------
                                   Name: Val T. Orton
                                   Title: Vice President